UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 28, 2019

Date of Report (Date of earliest event reported)

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-10962	95-3797580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA		92008-7328
(Address of principal executive offices)		(Zip Code)

(760) 931-1771

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.01 par value per share	ELY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On May 28, 2019, Callaway Golf Company (the “Company”) reported that it is currently engaged in discussions, through its Japanese subsidiary Callaway Golf K.K. (“CGKK”), to acquire from TSI Groove & Sports Co. Ltd. (“TSI”) the remaining stake in Callaway Apparel K.K. (“CAKK”), the Company’s apparel joint venture in Japan between CGKK and TSI. Currently, CGKK owns 52% of CAKK and TSI owns the remaining 48%.

These discussions may or may not lead to any transaction, and the Company does not intend to comment further on market speculation or disclose any developments unless and until it otherwise deems further disclosure is appropriate or required. Additionally, there can be no assurance that an agreement providing for a transaction will be reached, or if an agreement is reached, that a transaction will be completed.

The information furnished under this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Statements contained herein that relate to future plans, events or prospects, including statements relating to the Company’s discussions with TSI with regard to the potential acquisition of the remaining stake in CAKK, are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These statements are based upon current information and expectations. Accurately estimating the forward-looking statements is based upon various risks and unknowns, including the risk that the parties may not reach agreement on a transaction on any particular timeframe, or at all, and that if an agreement is reached, a transaction may not be completed; and other risks as may be detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from those estimated or anticipated as a result of these risks and unknowns or other risks and uncertainties. For additional information concerning these and other risks and uncertainties that could affect these statements and the Company’s business, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 as well as other risks and uncertainties detailed from time to time in the Company’s reports on Forms 10-K, 10-Q and 8-K subsequently filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLAWAY GOLF COMPANY

Date: May 28, 2019	By:	/s/ Sarah Kim
	Name:	Sarah Kim
	Title:	Vice President, General Counsel and Corporate Secretary